If filing more than one
Page 32, "X" box:            ?
For period ending  March 31, 2009

File number 811-02319    Fort Dearborn Income Securities, Inc.

For period ending   March 31, 2009   Exhibit 77O

File number 811-02319

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: Fort Dearborn Income Securities, Inc.
 Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issue: Kimberly-Clark Corporation
2.  Date of Purchase:  10/30/2008 3.  Date offering commenced: 10/30/2008
4.  Underwriter(s) from whom purchased: Goldman Sachs & Co.
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:  $2,989,020 (Firmwide)
7.  Aggregate principal amount or total number of shares of offering: $ 498,170,000
8.  Purchase price per unit or share(net of fees and expenses):  $99.634
9.  Initial public offering price per unit or share:  $99.634
10.  Commission, spread or profit:  __________0__%              $________0__
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
 c. The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting. terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
YES

X_______

X_______
NO

_______
g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: Eric Staunt Date:11/11/08
Print Name: /s/ Eric Staunt

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: Fort Dearborn Income Securities, Inc.
 Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issue: Virginia Electric & Power Company 8 7/8% 11/15/2038
2.  Date of Purchase:  11/03/2008 3.  Date offering commenced: 11/03/2008
4.  Underwriter(s) from whom purchased: Goldman Sachs & Co.
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:  $1,999,900 (Firmwide)
7.  Aggregate principal amount or total number of shares of offering: $ 699,965,000
8.  Purchase price per unit or share(net of fees and expenses):  $99.995
9.  Initial public offering price per unit or share:  $99.995
10.  Commission, spread or profit:  __________0__%              $________0__
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
 c. The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting. terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
YES

X_______

X_______
NO

_______
g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: Eric Staunt Date:12/12/08
Print Name: /s/ Eric Staunt

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: Fort Dearborn Income Securities, Inc.
 Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issue: Time Warner Cable 8 3/4% 02/14/2019
2.  Date of Purchase:  11/13/2008 3.  Date offering commenced: 11/13/2008
4.  Underwriter(s) from whom purchased: Citigroup Global Markets Holdings
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:  $2,953,950 (Firmwide)
7.  Aggregate principal amount or total number of shares of offering: $ 1,230,812,500
8.  Purchase price per unit or share(net of fees and expenses):  $98.465
9.  Initial public offering price per unit or share:  $99.634
10.  Commission, spread or profit:  __________0__%              $________0__
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
 c. The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting. terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
YES

X_______

X_______
NO

_______
g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: Eric Staunt Date:11/25/08
Print Name: /s/ Eric Staunt

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: Fort Dearborn Income Securities, Inc.
 Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issue: Consolidated Edison of NY 7 1/8% due 12/01/18
2.  Date of Purchase:  12/02/2008 3.  Date offering commenced: 12/02/2008
4.  Underwriter(s) from whom purchased: JP Morgan Chase Securities
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:  $1,992,840 (Firmwide)
7.  Aggregate principal amount or total number of shares of offering: $ 597,852,000
8.  Purchase price per unit or share(net of fees and expenses):  $99.642
9.  Initial public offering price per unit or share:  $99.642
10.  Commission, spread or profit:  __________0__%              $________0__
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
 c. The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting. terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
YES

X_______

X_______
NO

_______
g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: Eric Staunt Date:12/24 /08
Print Name: /s/ Eric Staunt

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: Fort Dearborn Income Securities, Inc.
 Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issue: Amgem Inc.
2.  Date of Purchase:  01/13/2009 3.  Date offering commenced: 01/13/2009
4.  Underwriter(s) from whom purchased: Goldman Sachs & Co.
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:  $ (Firmwide)
7.  Aggregate principal amount or total number of shares of offering: $
8.  Purchase price per unit or share(net of fees and expenses):  $99.56
9.  Initial public offering price per unit or share:  $99.56
10.  Commission, spread or profit:  __________0__%              $________0__
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
 c. The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting. terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
YES

X_______

X_______
NO

_______
g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: Eric Staunt Date:2/11/09
Print Name: /s/ Eric Staunt

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: Fort Dearborn Income Securities, Inc.
 Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issue: Barrick Gold CDR 6.95% due 4/1/2019
2.  Date of Purchase:  03/19/2009 3.  Date offering commenced: 03/19/2009
4.  Underwriter(s) from whom purchased: Morgan Stanley & Co.
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:  $984,930 (Firmwide)
7.  Aggregate principal amount or total number of shares of offering: $ 738,697,500
8.  Purchase price per unit or share(net of fees and expenses):  $98.493
9.  Initial public offering price per unit or share:  $98.493
10.  Commission, spread or profit:  __________.65_%              $1000__
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
 c. The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting. terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
YES

X_______

X_______
NO

_______
g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: Eric Staunt Date:4/24/09
Print Name: /s/ Eric Staunt

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: Fort Dearborn Income Securities, Inc.
 Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issue: Boeing Co.
2.  Date of Purchase:  3/10/2009 offering commenced: 3/10/2009
4.  Underwriter(s) from whom purchased: Banc of America Sec. LLC
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:  $4,977,900e)
7.  Aggregate principal amount or total number of shares of offering: $ 696,906,000
8.  Purchase price per unit or share(net of fees and expenses):  $99.558
9.  Initial public offering price per unit or share:  $99.558
10.  Commission, spread or profit:  __________0__%              $________0__
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
 c. The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting. terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
YES

X_______

X_______
NO

_______
g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: Eric Staunt Date:3/26/09
Print Name: /s/ Eric Staunt

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: Fort Dearborn Income Securities, Inc.
 Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issue: Cisco Systems 5.9% 02/15/2039
2.  Date of Purchase:  02/09/2009                            Date offering commenced: 02/09/2009
4.  Underwriter(s) from whom purchased: Bank of America LLC
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:  $14,966,550 (Firmwide)
7.  Aggregate principal amount or total number of shares of offering: $ 1,995,540,000
8.  Purchase price per unit or share(net of fees and expenses):  $99.777
9.  Initial public offering price per unit or share:  $99.777
10.  Commission, spread or profit:  __________0__%              $________0__
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
 c. The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting. terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
YES

X_______

X_______
NO

_______
g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved: Eric Staunt Date:3/26/09
Print Name: /s/ Eric Staunt

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: Fort Dearborn Income Securities, Inc.
 Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issue: Conocophillips
2.  Date of Purchase:  1/29/2009 3.  Date offering commenced: 1/29/2009
4.  Underwriter(s) from whom purchased: Barclays Capital Inc.
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:  $19,712,000 (Firmwide)
7.  Aggregate principal amount or total number of shares of offering: $ 2,217,600,000
8.  Purchase price per unit or share(net of fees and expenses):  $98.56
9.  Initial public offering price per unit or share:  $98.56
10.  Commission, spread or profit:  __________0__%              $________0__
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
 c. The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting. terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
YES

X_______

X_______
NO

_______
g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: Eric Staunt Date:2/11/09
Print Name: /s/ Eric Staunt

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: Fort Dearborn Income Securities, Inc.
 Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issue: Illinois Tool Works Inc. 6 1/4% due 04/01/19
2.  Date of Purchase:  03/23/2009 3.  Date offering commenced: 03/23/2009
4.  Underwriter(s) from whom purchased: Banc of America Securities LLC
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:  $1,999,680 (Firmwide)
7.  Aggregate principal amount or total number of shares of offering: $699,888,000
8.  Purchase price per unit or share(net of fees and expenses):  $99.984
9.  Initial public offering price per unit or share:  $99.984
10.  Commission, spread or profit:  __________0__%              $________0__
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
 c. The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting. terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
YES

X_______

X_______
NO

_______
g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: Eric Staunt Date:4/21/09
Print Name: /s/ Eric Staunt

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: Fort Dearborn Income Securities, Inc.
 Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issue: Pfizer Inc.
2.  Date of Purchase:  03/17/2009 3.  Date offering commenced: 03/17/2009
4.  Underwriter(s) from whom purchased: Goldman Sachs & Co.
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:  $1,997,980 (Firmwide)
7.  Aggregate principal amount or total number of shares of offering: $ 3,246,717,500
8.  Purchase price per unit or share(net of fees and expenses):  $99.899
9.  Initial public offering price per unit or share:  $99.899
10.  Commission, spread or profit:  __________0__%              $________0__
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
 c. The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting. terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
YES

X_______

X_______
NO

_______
g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: Eric Staunt Date:4/20/09
Print Name: /s/ Eric Staunt

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND: Fort Dearborn Income Securities, Inc.
 Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issue: Unilever 4.80% due 2/15/2019
2.  Date of Purchase:  02/09/2009 3.  Date offering commenced: 02/09/2009
4.  Underwriter(s) from whom purchased: Morgan Stanley & Co.
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:  $4,994,850 (Firmwide)
7.  Aggregate principal amount or total number of shares of offering: $ 749,227,500
8.  Purchase price per unit or share(net of fees and expenses):  $99.897
9.  Initial public offering price per unit or share:  $99.897
10.  Commission, spread or profit:  __________.45__%              $__1000
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
 c. The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting. terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
YES

X_______

X_______
NO

_______
g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: Eric Staunt Date:4/24/09
Print Name: /s/ Eric Staunt

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